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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):    June 21, 1999


                               TRENWICK GROUP INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                  0-14737                    06-1152790
 (State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)           File Number)            Identification No.)


One Canterbury Green, Stamford, Connecticut                 06901
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:           (203) 353-5500
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Item 5.  Other Events


Trenwick Group Inc. has entered into a definitive Agreement and Plan of Merger dated as of June 21, 1999 (the "Merger Agreement") with Chartwell Re Corporation ("Chartwell") pursuant to which Chartwell will be merged with and into Trenwick (the "Merger"). In connection with the Merger Agreement, Trenwick and Chartwell have entered a Stock Option Agreement dated as of June 21, 1999. Each of these Agreements is filed herewith as an exhibit and incorporated herein by reference.

On June 22, 1999, Trenwick and Chartwell issued a joint press release announcing the Merger. The press release is filed herewith as an exhibit and incorporated herein by reference.


Item 7  Financial Statements and Exhibits


(c)  Exhibits

2 Agreement and Plan of Merger dated as of June 21, 1999, between Trenwick and Chartwell.

99.1 Stock Option Agreement dated as of June 21, 1999, between Trenwick and Chartwell.

99.2     Press release of Trenwick and Chartwell issued June 22, 1999.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 25, 1999

                                             TRENWICK GROUP INC.

                                             By /s/  James F. Billett, Jr.
                                                --------------------------------
                                                James F. Billett, Jr.
                                                Chairman of the Board, President
                                                and Chief Executive Officer
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                                  EXHIBIT INDEX



Exhibit           Description of Exhibit
-------           ----------------------

2 Agreement and Plan of Merger dated as of June 21, 1999, between Trenwick and Chartwell.

99.1 Stock Option Agreement dated as of June 21, 1999, between Trenwick and Chartwell.

99.2     Press release of Trenwick and Chartwell issued June 22, 1999.